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                                  EXHIBIT 99.1
                                                                    NEWS RELEASE
[LOGO]
P. O. Box 5000
Victoria, Minnesota 55386 USA
952-443-2500


CONTACTS:                                                  FOR IMMEDIATE RELEASE
         Anthony J. Fant, CEO
         Donald R. Reynolds, President/COO
         Steve E. Tondera, CFO

       HEI, INC. ANNOUNCES IT NO LONGER INTENDS TO COMMENCE EXCHANGE OFFER

MINNEAPOLIS, October 17, 2000 -- HEI, Inc. (Nasdaq: HEII, www.heii.com) today announced that it no longer intends to commence an exchange offer for Colorado MEDtech, Inc. (Nasdaq: CMED) or solicit proxies for the removal and replacement of the current CMED board. HEI cited negative market conditions, the announcement of legal claims that may be asserted against CMED, and the continued refusal of the CMED board to discuss a sale or other options to maximize shareholder value as being among the reasons for its decision.

HEI also announced today that it has voluntarily dismissed its lawsuit against Colorado MEDtech and the CMED board of directors. The lawsuit has been discontinued without prejudice.

"We considered the acquisition of CMED to be strategically appropriate for both companies, but only on terms that reflect their relative value," said Anthony Fant, Chairman and Chief Executive Officer of HEI, Inc. "Furthermore, the announcement that the former shareholder of CIVCO may assert claims in excess of $5 million dollars against Colorado MEDtech has caused us to step back and re-analyze the situation." "While we continue to assess our investment in CMED, we certainly do not preclude taking future action to maximize the value of that investment" added Mr. Fant.

"Our business strategy and financial goals are unaffected by this decision," said Don Reynolds, President and Chief Operating Officer." "We are excited about our strategic growth plan and remain focused on building shareholder value." "We will continue to seek acquisitions that complement our technology and our strategic plan," Reynolds added.

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HEI, Inc., and Cross Technology, Inc., a wholly owned subsidiary of HEI,
Inc., specialize in the custom design and manufacture of high performance, ultraminiature microelectronic devices and high-technology products incorporating those devices. HEI and Cross contribute to their customers'
competitiveness in the hearing, medical, communications, wireless smart cards, other RF applications, and industrial markets through innovative design solutions and by the application of state-of-the art materials, processes and manufacturing capabilities.
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
Headquarters and Microelectronics Division           PO Box 5000, 1495 Steiger Lake Lane, Victoria, MN 55386
Mexico Division, Customer Service Center             777 East MacArthur Circle, Tucson, AZ 85714
High Density Interconnect Division                   610 South Rockford Drive, Tempe, AZ 85281
Cross Technology, Inc.                               1546 Lake Drive West, Chanhassen, MN 55317
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FORWARD LOOKING INFORMATION
INFORMATION IN THIS NEWS RELEASE, WHICH IS NOT HISTORICAL, INCLUDES
FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS CONTAINED IN
THIS PRESS RELEASE INCLUDING EFFECTS OF ACQUISITIONS ON OUR STRATEGIC GROWTH
AND FINANCIAL PLANS ARE FORWARD LOOKING STATEMENTS. ALL OF SUCH
FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT
LIMITATION, ADVERSE BUSINESS OR MARKET CONDITIONS, THE ABILITY OF HEI TO
SECURE AND SATISFY CUSTOMERS, THE AVAILABILITY AND COST OF MATERIALS FROM
HEI'S SUPPLIERS, ADVERSE COMPETITIVE DEVELOPMENTS, CHANGE IN OR CANCELLATION
OF CUSTOMER REQUIREMENTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN HEI'S
SEC FILINGS.